SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                            FORM 8-K


            Current Report Pursuant to Section 13 or
          15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                        FEBRUARY 17, 1997


                    ATMOS ENERGY CORPORATION
     (Exact Name of Registrant as Specified in its Charter)


      TEXAS                                 75-17443247
----------------------------            -------------------
(State or Other Jurisdiction            (I.R.S. Employer
of Incorporation or                     Identification No.)
Organization)


1800 THREE LINCOLN CENTRE, 5430
LBJ FREEWAY, DALLAS, TEXAS                     75240
-------------------------------         -------------------
(Address of Principal Executive              (Zip Code)
Offices)


       Registrant's Telephone Number, Including Area Code
                         (972) 934-9227
                         --------------


  ------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  OTHER EVENTS


    a. On February 17, 1997, the Registrant announced in a news release that Robert F. Stephens had resigned as President and Chief Operating Officer effective March 1, 1997. Mr. Stephens, who became President and Chief Operating Officer of the Registrant in February 1995, intends to remain a member of the Board of Directors.

    b. On February 24, 1997, the Registrant announced in a news release that James F. Purser had resigned as Executive Vice President and Chief Financial Officer, effective March 7, 1997. Mr. Purser, who became Executive Vice President and Chief Financial Officer of the Registrant in May 1989, intends to remain a member of the Board of Directors.

    c. On February 24, 1997, the Registrant announced in a news release that the Board of Directors had elected Robert W. Best as Chairman of the Board, President and Chief Executive Officer, effective March 8, 1997. In addition, the Registrant announced that Charles K. Vaughan had announced his resignation from the position of Chairman of the Board effective with the employment of Mr. Best. Mr. Vaughan, however, will remain a member of the Board of Directors. The text of such news release is attached hereto.


                          NEWS RELEASE

Date:  Feb. 24, 1997          Atmos Media Contact:
                              Margaret Watson
                              (972)855-4050

For Release:  Immediately     Analyst/Investor Contact:
                              Jack Eversull
                              (972)855-3729

         ROBERT BEST ELECTED CHAIRMAN, PRESIDENT AND CEO
                   OF ATMOS ENERGY CORPORATION

Dallas, Texas - The Board of Directors of Atmos Energy Corporation have elected Robert W. Best chairman of the board, president and chief executive officer, effective March 8, 1997. Charles K. Vaughan announced his resignation from the position of chairman of the board with Robert Best's employment, and will remain a member of the Board of Directors.


Best, age 50, has served as senior vice president-regulated businesses, for Consolidated Natural Gas Company of Pittsburgh, Pa., since January 1996, responsible for its transmission and distribution companies. He previously served as president of Texas Gas Transmission Company of Owensboro, Ky., and Houston, Texas, from 1985 to 1995, and from 1992 to 1995 he was president of Transco Gas Pipeline. Best holds a J.D. degree from Indiana University, and a B.S. degree in Political Science from Indiana State University.

Vaughan said that his retirement as chairman of the board after serving almost 40 years with Atmos and its predecessor company is the second phase of his retirement. He has served as chairman of the board of Atmos since 1983, and retired from active employment as president and chief executive officer in 1994. The position of CEO has been vacant since 1995.

Atmos announced in its December 27, 1996 proxy statement the formation of an executive search committee for the purpose of filling the CEO position. Atmos also recently announced the resignation of Robert F. Stephens as president and chief operating officer.

Atmos Energy Corporation provides natural gas service to more than 680,000 customers in Texas, Colorado, Kansas, Missouri, Louisiana and Kentucky through its operating companies - Energas Company, Greeley Gas Company, Trans Louisiana Gas Company and Western Kentucky Gas Company.

                           #    #    #


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ATMOS ENERGY CORPORATION
                                        (Registrant)


DATE:  February 27, 1997           By:  /s/ Glen A. Blanscet
     -----------------------            --------------------
                                        Glen A. Blanscet,
                                        Vice President,
                                        General Counsel and
                                        Corporate Secretary